EXHIBIT 99.2

FIRST AMENDMENT TO
ASSET PURCHASE AGREEMENT

            This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”), dated as of July 31, 2010, is entered into by and among West Suburban Medical Center, an Illinois not-for-profit corporation (“West Suburban Corporation”), Westlake Community Hospital, an Illinois not-for-profit corporation (“Westlake Corporation”), Resurrection Services, an Illinois not-for-profit corporation (“Resurrection Services”), and Resurrection Ambulatory Services, an Illinois not-for-profit corporation (“RAS”) (West Sub, Westlake, Resurrection Services and RAS are collectively referred to herein as the “Sellers”), on the one hand, and VHS Westlake Hospital, Inc.,a Delaware corporation (“VHS Westlake”), and VHS West Suburban Medical Center, Inc., a Delaware corporation (“VHS West Sub”) (VHS Westlake and VHS West Sub are collectively referred to herein as the “Purchasers”), on the other hand.  If not otherwise defined herein, capitalized terms used in this First Amendment shall have the meanings set forth in the Purchase Agreement (as defined below).  The Sellers and the Purchasers shall each individually be a “Party” and all collectively the “Parties.”

RECITALS:

            WHEREAS, the Parties have entered into that certain Asset Purchase Agreement dated March 17, 2010 (the “Purchase Agreement”); and

            WHEREAS, the Parties now desire to amend the Purchase Agreement as set forth in this First Amendment.

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants set forth herein, and in reliance upon the representations, warranties, conditions and covenants contained herein and in the Purchase Agreement, and intending to be legally bound hereby, the Parties hereto do hereby agree as follows:

1.         Section 1.2(f) is hereby deleted in its entirety and replaced with the following:

            (f)         all of the Sellers’ or any affiliate of the Sellers’ proprietary manuals, policies, procedures, and policy and procedure manuals, standard operating procedures and data and studies or analyses (except as otherwise set forth in Section 11.7 hereof );

2.         Section 1.3(a) is hereby deleted in its entirety and replaced with the following:

            (a)        the Assumed Contracts (which shall include any Multi-Facility Contracts on Schedule 1.1(f)(i) to the extent that a Multi-Facility Contract was partially assigned to and assumed by Purchasers), but only to the extent of the obligations arising thereunder with respect to events or periods arising on and after the Effective Date;

3.         Section 1.4(s) is hereby deleted in its entirety and replaced with the following:

            (s)        all liabilities or obligations arising out of or relating to actions (or alleged actions), including without limitation any liabilities or obligations arising on or after the Effective Date, of Sellers or any affiliate of Sellers constituting the subject matter of Carol

Niewinski, et al. v. Resurrection Health Care Corporation, Circuit Court of Cook County, Illinois, County Department, Chancery Division (case no. 04 CH 15187) and Tina Camilotes v. Resurrection Health Care Corporation, et al, United States District Court, Northern District of Illinois (case no.10 C 366);

4.         Section 2.1(c) is hereby deleted in its entirety and replaced with the following:

            (c)        Prior to the Closing Date, the Sellers shall prepare and deliver to the Purchasers an unaudited balance sheet with respect to the operation of the Facilities by the Sellers, on a combined basis, as of the most recent date (not more than three months prior to the Closing Date) for which sufficient financial information is available (the “Interim Combined Balance Sheet”).  The Interim Combined Balance Sheet shall include a calculation of Net Working Capital, and the amount of the Sellers’ capital lease obligations with respect to the Facilities on the Closing Date, if any, that are assumed by the Purchasers pursuant to Section 1.3 of this Agreement.  The Interim Combined Balance Sheet shall be attached hereto as Schedule 2.1(c).  The amounts set forth in the Interim Combined Balance Sheet shall be subject to adjustment as provided in Sections 2.2 and 2.3 below.

5.         Section 3.2(c) is hereby deleted in its entirety and replaced with the following:

            (c)        Special Warranty Deed(s) or such other deeds in forms agreed upon by the Parties prior to Closing;

6.         Section 3.3(a) is hereby deleted in its entirety and replaced with the following:

            (a)        payment of the Cash Purchase Price based upon the Interim Combined Balance Sheet (subject to adjustment as described in Section 2.3), as adjusted to reflect the prorations provided in Section 2.4 and any interest due thereon.  For purposes of this Section 3.3(a),  interest on the Cash Purchase Price shall be one percent (1%) per annum, such interest accruing from the Closing Date until payment, including all interest thereon, is made to the Purchasers, such payment date being no later than the next business day immediately following the Closing Date.  Such amounts shall be payable by wire transfer of immediately available funds to the Sellers to the account(s) specified by the Sellers to the Purchasers in writing;

7.         Sections 4.7(a) and (b) are hereby deleted in their entirety and replaced with the following:

            4.7       Title; Sufficiency.

            (a)        Except as set forth on Schedule 4.7(a) (the “Subject Parcels”), each of the Sellers has good and marketable fee simple or leasehold title, as the case may be, to its Real Property.  Each of the Sellers has good and valid title to its Personal Property.

            (b)        Except for the Subject Parcels, the Real Property and the Personal Property is held by the Sellers free and clear of all liens, pledges, claims, charges, security interests or other encumbrances, and is not, in the case of the Real Property, subject to any rights-of-way, building or use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except (i) encumbrances for Taxes not yet due and payable; (ii) liens for inchoate mechanics’

and materialmen’s liens for construction in progress and workmen’s, repairmen’s, warehousemen’s and carriers’ liens arising in the ordinary course of business; (iii) easements, restrictive covenants, rights of way and other similar restrictions of record that do not impair in any material respect the value of the assets or the continued conduct of the business in the manner currently used; (iv) zoning and similar legal restrictions that do not impair in any material respect the value of the asset or the continued conduct of the business in the manner currently used; (v) encumbrances, encroachments and other imperfections of title, licenses or encumbrances, if any, of record that do not impair in any material respect the value of the asset or the continued use of its assets in the manner currently used; (vi) encumbrances arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business; and (v) in the case of Leased Real Property, all matters, whether or not of record, affecting the title of the lessor (and any underlying lessor) of the Leased Real Property that do not impair in any material respect the value of the asset or the continued conduct of the business in the manner currently used. The Sellers will convey title to the Real Property free and clear of all liens, pledges, claims, charges, security interests or other encumbrances, and is not, in the case of the Real Property, subject to any rights-of-way, building or use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever except the Permitted Encumbrances. For purposes of this Agreement, “Permitted Encumbrances” means (i) encumbrances for Taxes not yet due and payable; (ii) easements, restrictive covenants, rights of way and other similar restrictions of record that do not impair in any material respect the value of the assets or the continued conduct of the business in the manner currently usedand that are described in the Title Policies; (iii) zoning and similar municipal restrictions that do not impair in any material respect the value of the asset or the continued conduct of the business in the manner currently used; and (iv) in the case of Leased Real Property, all matters, whether or not of record, affecting the title of the lessor (and any underlying lessor) of the Leased Real Property that do not impair in any material respect the value of the asset or the continued conduct of the business in the manner currently used.  The Sellers shall indemnify, defend and hold harmless the Purchasers from and against all liens, pledges, claims, charges, security interests or other encumbrances, other than Permitted Encumbrances, attaching to the Subject Parcels for acts done by, through or under the Sellers without regard to Section 12.2.2(ix), but after the Purchasers first seek indemnity or reimbursement under the Title Policy.

8.         The first sentence of Section 4.8(a) is hereby deleted and replaced with the following:

            Except as set forth on Schedule 4.8(a), all licenses, permits, certificates of need or exemption and other approvals which are necessary to operate the business of the Facilities by the Sellers are valid and in full force and effect, except where the failure to have such licenses, permits and approvals would not have a material adverse effect on the Acquired Assets or the business of the Facilities.

9.         Section 9.7 is hereby deleted in its entirety and replaced with the following:

            9.7       Assumed Contract Consents; Payor Contracts; Replacement Contracts.  The Sellers shall have obtained the Material Consents or, at Purchasers’ election, Purchasers shall have entered into the Replacement Contracts.  “Material Consents” means consents for those

Material Contracts listed on Schedule 9.7.  “Replacement Contracts” means contracts entered into by one or more Purchasers in place of assuming a Material Contract.

10.       Section 10.1(f) is hereby deleted in its entirety and replaced with the following:

            (f)         by either the Purchasers or the Sellers if the Closing has not occurred (other than through the failure of any Party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before July 31, 2010; or

11.       The following Section 11.1(e) is hereby added:

            (e)        Notwithstanding any of the foregoing in this Section 11.1, to the extent the Purchasers and the Sellers agree in writing to a practical alternative that reasonably accomplishes the payment or reimbursement expectations set forth in Sections 11.1(a) - (d) above, as related to post-Closing receipt of Excluded Assets or Excluded Liabilities by the Purchasers, on the one hand, or post-Closing receipt of Acquired Assets or Assumed Obligations by the Sellers, on the other hand, for a particular payor, contract or situation, such written agreement will govern the Parties with respect to that matter, including any such revised time periods or other agreed upon process identified in such writing.

12.       The following Section 11.3 is hereby deleted in its entirety and replaced with the following:

            11.3     Certain Liabilities Related to Assumed Contracts.  To obtain one or more of the consents and approvals described in Section 9.7 of this Agreement, Purchasers may be required by applicable law or practical necessity to enter into a contract that supersedes or replaces an existing Material Contract with Sellers.  Such new contract may require Purchasers to assume for the benefit of such Person certain obligations and liabilities that are Excluded Liabilities or against which Sellers are to indemnify or otherwise reimburse Purchasers.  Alternatively, Purchasers may be required by law to assume, or may be deemed as a matter of law to have assumed, obligations and liabilities that are Excluded Liabilities.  If Purchasers enter into a replacement contract or assume such obligations or liabilities of Sellers, then – as between Sellers and Purchasers—such contract or assumption will not impair the contractual rights and remedies provided in this Agreement in respect of such contract, liabilities or obligations, including Purchasers’ rights to indemnification against Sellers, or otherwise diminish Sellers’ obligations to Purchasers under this Agreement and will under no circumstances be claimed by Sellers as a defense (whether of waiver, estoppel, consent, operation of law, or otherwise) against Purchasers’ assertion of any claim under this Agreement against Sellers, and the rights and obligations of the parties to each other under this Agreement will be determined as if such replacement contract did not exist or such assumption was not required.

13.       Section 11.5 is hereby deleted in its entirety and replaced with the following:

            11.5     Removal of Excluded Assets.  After the Closing Date, the Purchasers shall provide to the Sellers reasonable access to the Facilities to remove any Excluded Assets at the Facilities on and after the Effective Date, without imposing any charge on the Sellers for the Purchasers’ storage or holding of same on and after the Effective Date. Any Excluded Assets not so removed by the Sellers within one hundred twenty (120) days after the Effective Date shall be deemed abandoned by the Sellers and may be retained or disposed of by the Purchasers as they see fit in their sole discretion.  The Purchasers shall have no responsibility for such Excluded Assets and the Sellers shall repair any damage to the premises caused by their removal of the Excluded Assets. Notwithstanding the foregoing, any Excluded Assets that are required to remain at the Facilities to enable the Sellers to provide services under the Transition Services Agreement (or pursuant to any other agreements between the Sellers and the Purchasers) shall not be deemed abandoned and shall be permitted to remain at the Facilities during the term of the Transition Services Agreement (or such other agreements entered into between the Sellers and the Purchasers).

14.       The following Section 11.6 is hereby added:

            11.6     No Further Remediation Letters.

            (a)        After the Closing Date, the Sellers shall within a commercially reasonable time obtain conditional no further remediation letters for Illinois Emergency Management Agency LUST Incident Numbers 971139 and 990960 for 1115 West Lake Street, Melrose Park, Illinois and 420 Williams Street, River Forest, Illinois, respectively.  To the extent that the Sellers are able to materially reduce the costs and expenses associated with obtaining conditional further remediation letters by agreeing to reasonable preventative controls, such as the development of site safety plans, engineering controls, such as the maintenance of engineered barriers, or institutional controls, such as prohibitions against the construction, installation or operation of wells (collectively, the “Land Use Controls”) and there are no other reasonable alternatives available to the Sellers, the Purchasers agree to accept such Land Use Controls and execute any documents related thereto as may reasonably be requested by the Sellers; provided, that the Purchasers are under no obligation to agree to such Land Use Controls if, in Purchasers’ sole but reasonable judgment, such Land Use Controls will interfere with the Purchasers’ operation of the Facilities.  The Parties agree that (i) the development of site safety plans, (ii) requirements that parking structures, parking lots or building floor slabs be kept in place and maintained and (iii) prohibitions against the construction, installation or operation of wells will not unreasonably interfere with Purchasers’ operation of the Facilities.  The Sellers shall provide the Purchasers with notice and obtain the approval of the Purchasers prior to the imposition of any such Land Use Controls.

            (b)        The Purchasers understand and acknowledge that in connection with obtaining no further remediation letters from the Illinois EPA in connection with LUST Incident Numbers 971139 and 990960, the Sellers will need access to the Real Property after the Closing Date.  The Purchasers agree to grant Sellers and its consultants reasonable non-exclusive access to the Real Property for the purpose of conducting environmental investigation and remediation activities.  The Purchasers understand and acknowledge that certain investigation and remediation systems and components may be implemented or installed on the Real Property after the Closing Date.  The Sellers will cooperate with the Purchasers so that such systems and components do not unreasonably interfere with Purchasers’ operations on the Real Property.  The Sellers agree to promptly remove and/or properly close any such investigation and remediation systems and components upon the issuance of no further remediation letters or as otherwise required by applicable Environmental Laws.  The Purchasers understand and acknowledge that in connection with the Sellers obtaining the aforementioned no further remediation letters certain documentation, applications, reports and forms may need to be signed by the owners of the Real Property and submitted to Illinois EPA.  The Purchasers agree to cooperate with the Sellers and its consultants in connection with obtaining no further remediation letters and agree to sign all reasonable documentation, applications, reports and forms prepared by and reasonably requested by the Sellers or its consultants which need to be submitted to Illinois EPA in connection with obtaining no further remediation letters for the Real Property; provided, that the Purchasers are under no obligation to sign any documentation, applications, reports or forms if, in Purchasers’ sole but reasonable judgment, the terms and conditions contained in such documentation, applications, reports or forms would restrict Purchasers’ operations of the Facilities.

            (c)        Sellers’ obligations to keep harmless and defend Purchasers, their affiliates, and their respective directors, officers, employees, agents and other representatives from Damages pursuant to Section 12.2 of the Agreement shall include Damages related to LUST Incident Numbers 971139 and 990960 and shall not be subject to the limitations imposed by Section 12.2.2 of the Agreement.

15.       The following Section 11.7 is hereby added:

            11.7     Use of Policies and Procedures.  The Sellers have excluded Sellers’ and any affiliate of the Sellers’ proprietary manuals, policies, procedures and policy and procedure manuals, standard operating procedures and data and studies or analyses pursuant to Section 1.2(f) (collectively, the “Policies and Procedures”); provided, however, the Sellers will permit the Purchasers to use certain Policies and Procedures for a limited period post-Closing except to the extent not consistent with Purchasers’ policies, procedures and other standards.  Notwithstanding the foregoing, Purchasers understand and acknowledge that the Sellers make no representations and warranties related to their Policies and Procedures and any use by the Purchasers is only permitted so long as the Purchasers cooperate with the Sellers in arranging for adequate actions to be taken to indicate that as used, such policies are deemed policies of the Purchasers, including removing and/or redacting any and all references, logos, and names of the Sellers or their affiliates.  Further, the Purchasers shall be responsible for their use of and compliance or non-compliance with the Policies and Procedures following the Effective Date.  The Purchasers shall use their best efforts to prepare and adopt their own policies and procedures as soon as practicable following the Effective Date.

16.       The following Section 11.8 is hereby added:

            Section 11.8     Vouchers for Health Care Services. Pursuant to Section 1.4(s) of the Agreement, all liabilities or obligations arising out of or relating to actions (or alleged actions), including without limitation liabilities or obligations arising on or after the Effective Date, of the Sellers or any affiliate of the Sellers constituting the subject matter of Carol Niewinski, et al. v. Resurrection Health Care Corporation are Excluded Liabilities. Notwithstanding the foregoing, the Purchasers may elect to honor any Voucher for Health Care Services, such vouchers being in substantially the form attached at Schedule 11.8 (the “Voucher”), presented to them by any Voucher recipient or immediate family member.  To be reimbursed by Sellers for health care services or supplies, Purchasers must first contact the Uninsured Patient Voucher Coordinator for the Voucher balance before accepting a voucher as payment for health care services or supplies.  If the Voucher is being presented for health care services or supplies that were rendered prior to the Effective Date, then Purchasers will apply the amount of the Voucher against any remaining balance due net of any and all discounts that Sellers applied against the account.  If the Voucher is being presented for health care services or supplies that were rendered on or after the Effective Date, then Purchasers will apply the amount of the Voucher against the charges, less any uninsured, charity care or prompt pay discount to which patient is entitled under Purchasers’ business office policies that are in effect at the time.  Within thirty (30) days of being notified by Purchasers, the Sellers will reimburse the Purchasers for the lesser of (i) the outstanding balance of the voucher or (ii) twenty five percent (25%) of the Sellers’ charges for such health care services or supplies.

17.       The following Section 11.9 is hereby added:

            Section 11.9     Utility Encroachments.  The Sellers covenant, for a period of twelve months following the Closing (the “Cure Period’), to diligently use commercially reasonable efforts to accomplish the following curative measures relating to the following encroachments (collectively, the “Utility Encroachments”):

AB           16.           ENCROACHMENT OF THE 2 STORY BRICK BUILDING LOCATED MAINLY ON THE LAND ONTO THE
                                EASEMENT SHOWN HEREIN AT EXCEPTION REFERENCE LETTER(S) L AS SHOWN ON PLAT OF
                                SURVEY NUMBER N-128316 PREPARED BY NATIONAL SURVEY SERVICE, INC. DATED JUNE
                                10, 2010, AND LAST REVISED JUNE 30, 2010.

AO           17.           ENCROACHMENT OF THE 2 STORY BRICK BUILDING LOCATED MAINLY ON THE LAND ONTO THE
                                EASEMENT SHOWN HEREIN AT EXCEPTION REFERENCE LETTER (S) L AS SHOWN ON PLAT OF
                                SURVEY NUMBER N-128316 PREPARED BY NATIONAL SURVEY SERVICE, INC. DATED JUNE
                                10, 2010, AND LAST REVISED JUNE 30, 2010.

Both as set forth in Chicago Title Insurance Company Owner’s Policy 1401-008502837 to be dated August 2, 2010 (River Forest).

BU           35.           ENCROACHMENT OF THE BUILDING LOCATED MAINLY ON THE LAND ONTO THE EASEMENT
                                SHOWN HEREIN AT EXCEPTION REFERENCE LETTER(S) P AS SHOWN ON PLAT OF SURVEY
                                NUMBER N-128317 PREPARED BY NATIONAL SURVEY SERVICE, INC. DATED JUNE 25,
                                2010.

                                (AFFECTS PARCEL 34)

CI            36.           ENCROACHMENT OF THE BUILDING LOCATED MAINLY ON THE LAND ONTO THE EASEMENT
                                SHOWN HEREIN AT EXCEPTION REFERENCE LETTER(S) S AS SHOWN ON PLAT OF SURVEY
                                NUMBER N-128317 PREPARED BY NATIONAL SURVEY SERVICE, INC. DATED JUNE 25,
                                2010.

                                (AFFECTS PARCEL 34)

Both as set forth in Chicago Title Insurance Company Owner’s Policy 1401-008502446 to be dated August 2, 2010 (Melrose Park).

BN           26.           ENCROACHMENT OF THE BUILDING AND CONCRETE LOCATED MAINLY ON THE LAND ONTO THE
                                EASEMENT SHOWN HEREIN AT EXCEPTION REFERENCE LETTER(S) P AS SHOWN ON PLAT OF
                                SURVEY NUMBER N-128315 PREPARED BY  NATIONAL SURVEY SERVICE, INC. DATED JUNE
                                15, 2010, AND LAST REVISED JUNE 30, 2010.

                                (AFFECTS PARCEL 2)

As set forth in Chicago Title Insurance Company Owner’s Policy 1401-008502445 to be dated August 2, 2010 (West Suburban).

The Sellers shall at Sellers’ cost (A) (i) relocate any Utility Improvements (defined below) determined to be  located under the Purchasers’ building(s) to an area reasonably satisfactory to the Purchasers outside such improvements; or (ii) obtain written assurances reasonably satisfactory to the Purchasers from the utility company (the “Utility”) holding  the easement right (the “Utility Easement”) that (a) the Utility does not have or maintain pipes, lines or other equipment (collectively, “Utility Improvements”) within or under the Utility Easement and that it deems the Utility Easement abandoned and vacated; or (b) if Utility Improvements exist within the Utility Easement but no Buyer improvements are located atop any Utility Improvements, that the Utility shall forbear from relocating any Utility Improvements within the Utility Easement  and that  the Utility Company will only access its existing Utility Improvements without damage to or removal of existing buildings, and (B) cause Chicago Title Insurance Company to endorse the above-referenced Owner’s Policies to remove the corresponding encroachment exception. However, notwithstanding the foregoing, if it is determined that Utility Improvements are located under the Purchasers’ buildings, the Purchasers may elect to undertake to relocate such Utility Improvements itself rather than the Sellers perform such relocation ,and such event, the Sellers shall be released from  any further obligation  hereunder concerning such Utility Improvements, subject to its obligation to reimburse and indemnify the Purchasers for the cost and expense thereof as provided below.

            The Sellers shall fully indemnify and hold the Purchasers harmless from and against any and all expense, cost, damages, amounts, claims, and liability, including but not limited to, reasonable attorney’s fees and court costs (collectively, “Cure Period Damages”), sustained or incurred by the Purchasers as a result of damage to or any forced removal of any buildings located in any of the Utility Easements and the relocation of any such easements or utilities located therein, resulting from the exercise of rights held by any Utility having Utility Improvements in or under any Utility Easements or otherwise having rights in connection therewith during the Cure Period; provided, however, the foregoing indemnification obligation shall terminate and be extinguished, with respect to any Utility Encroachment, at such time that Seller shall have discharged its obligations as to such Utility Encroachment during the Cure Period, except for any claims arising or accruing prior to the discharge of such obligation. Should the Purchasers elect to undertake the relocation of any Utility Improvements during the Cure Period as contemplated above, the Sellers agree to reimburse and indemnify the Purchasers from and against all expense and cost incurred by the Purchasers in connection with such work. Further, to the extent the Purchasers shall not have elected to relocate Utility Improvements itself, should the Sellers not have fully discharged their obligations under all Utility Encroachments during the Cure Period, the Sellers shall also  have the right following the Cure Period, but not the obligation, to cause any such Utility Easements or Utility Improvements located within such Utility Easements to be relocated outside the area of any buildings on the property as of the Closing Date, and the Sellers agree to reimburse and  fully indemnify and hold the Purchasers harmless from and against any and all expense, cost, damages, amounts, claims and liability ,including but not limited to reasonable attorney’s fees and court costs, sustained by or incurred by the Purchasers in connection with or arising out of the relocation of such Utility

Easements or Utility Improvements, not to exceed, however, more the five years from the Closing Date.  Notwithstanding, as to the “West Suburban” Utility Encroachment, the Sellers have furnished title insurance insuring the Purchasers against damage due to forced removal, and the Purchasers shall first seek recovery under the title insurance provided by the Sellers prior to seeking indemnity or reimbursement from the Sellers pursuant to this Section.  The covenants of the Sellers shall not be merged into any deeds delivered from the Sellers to the Purchasers and shall remain a covenant expressly intended to survive the Closing.  Any indemnification provided under this Section 11.9 shall be without regard to Section 12.2.2(ix), but after the Purchasers first seek indemnity or reimbursement under the Title Policy.

18.       The following Section 11.10 is hereby added:

            Section 11.10   Miscellaneous Building Inspection Violations.  As required by ordinance, the Village of Melrose Park (the “Village”) conducted an inspection of the Owned Real Property located within the Village prior to Sellers transferring the Owned Real Property.  As a result of such inspection, the Village cited miscellaneous building code violations (the “Inspection Report”).  After the Closing Date, the Sellers shall within the time required by the Village and at the Seller’s sole cost and expense, complete, to the satisfaction of the Village and to the reasonable satisfaction of the Purchasers, the repairs or corrections to the Owned Real Property required pursuant to the Inspection Report, which work shall be in a good and workmanlike manner and otherwise in compliance with applicable laws.  The Purchasers agree to cooperate with the Sellers and their contractors in connection with the Sellers’ repairing or correcting of the matters in the Inspection Report.  The Sellers shall fully indemnify and hold the Purchasers harmless from and against any and all expense, cost, damages, amounts, claims, and liability, including but not limited to, reasonable attorney’s fees and court costs arising out of or in connection with the Sellers’ failure to complete the work and repairs required by the Inspection Report.

19.       Section 12.3.1 is hereby deleted in its entirety and replaced with the following:

            12.3.1              Indemnification.  The Purchasers shall keep and save the Sellers, and the Sellers’ respective directors, officers, employees, agents and other representatives, forever harmless from and shall indemnify and defend the Sellers and such other Persons against any and all Damages, to the extent connected with or arising or resulting from (a) any breach of any representation or warranty of the Purchasers under this Agreement, (b) any breach or default by the Purchasers under any covenant or agreement of the Purchasers under this Agreement, (c) the Assumed Obligations, (d) any professional liability claim arising out of the business operations of the Facilities on or after the Effective Date including any actual or alleged act or omission of any Hired Employee; (e) any act, conduct or omission of the Purchasers related to the Acquired Assets, Assumed Obligations or operations of the Facilities that has accrued, arisen, occurred or come into existence at any time on or after the Effective Date; and (f) any act, conduct or omission of the Purchasers in connection with the use of the Policies and Procedures that has accrued, arisen, occurred or come into existence at any time on or after the Effective Date.  No provision in this Agreement shall prevent the Purchasers from pursuing any of its legal rights or remedies that may be granted to the Purchasers by law against any Person other than the Sellers or any affiliate of the Sellers.

20.       The following Section 12.6 is hereby added:

            12.6     Knowledge of Inaccuracies.  The Parties’ obligations pursuant to Section 12 of this Agreement to keep and save harmless, indemnify and defend the other Parties, their affiliates and their respective directors, officers, employees, agents and other representatives shall not be affected if the Indemnified Party has, or by reasonably diligent investigation could have, obtained knowledge of the inaccuracy or breach of any representation or warranty of the Indemnifying Party under this Agreement or any breach or default by the Indemnifying Party of any covenant or agreement of the Indemnifying Party under this Agreement.

21.       Section 13.1(b) is hereby deleted in its entirety and replaced with the following:

            (b)        Within ninety (90) days after the Effective Date, the Sellers and the Purchasers hereby agree to prepare Schedule 13.1(b) setting forth an allocation of the Purchase Price.  Sellers and Purchasers agree that the Purchase Price shall be allocated among each category of the Acquired Assets in accordance with Schedule 13.1(b), to be bound by such allocations, to account for and report the purchase and sale of the Acquired Assets contemplated hereby for federal and state tax purposes in accordance with such allocations, and not to take any position (whether in tax return, tax audits, or other tax proceedings), which is inconsistent with such allocations without the prior written consent of the other Parties.

22.       The following defined terms are added to Section 14.19:

            Cure Period                                                                                          Section 11.9

            Cure Period Damages                                                                           Section 11.9

            Inspection Report                                                                                 Section 11.9

            Land Use Controls                                                                               Section 11.6

            MacNeal                                                                                              Section 14.20

            Midwest                                                                                               Section 14.20

            Policies and Procedures                                                                        Section 11.7

            Replacement Contracts                                                                         Section 9.7

            Subject Parcels                                                                                     Section 4.7(a)

            Utility                                                                                                   Section 11.9

            Utility Encroachments                                                                           Section 11.9

            VHS 4                                                                                                 Section 14.20

            Voucher                                                                                               Section 11.8

            Village                                                                                                  Section 11.10

23.       The following Section 14.20 is herebyadded:

            14.20     Other Owners of Acquired Assets.  The Parties acknowledge that certain Acquired Assets will be transferred as of the Effective Date to VHS Acquisition Subsidiary Number 4, Inc., a Delaware corporation (“VHS 4”), Midwest Pharmacies, Inc., an Illinois corporation (“Midwest”), and MacNeal Physicians Group, LLC, a Delaware limited liability company (“MacNeal”), all of whom are affiliates of Purchasers and will become Parties to this Agreement upon execution of an Amendment to this Agreement and will become “Purchasers” under this Agreement and the Amendment and have all rights and obligations of a Purchaser under this Agreement and the Amendment.  The Purchasers hereby waive any defense to a claim made by the Purchasers under this Agreement based on the failure of any person who owns or controls the Acquired Assets to be a party to this Agreement prior to execution of an amendment.

24.       The following Section 14.21 is hereby added:

            14.21   Nurse Education Loans.  The Sellers shall purchase the Nurse Education Loans of any Hired Employees who are nurses and cease to be employed at either of the Hospitals and are subsequently hired by Resurrection or any affiliate of Resurrection within ninety (90) days following the later of the Effective Date or the ESA Termination Date (and otherwise not in violation of any non-solicitation obligations among the Parties).  Such Nurse Education Loans shall be purchased by Resurrection within thirty (30) days of receipt of notice from Purchasers by payment to Purchasers of the amount subject to repayment by the nurse of such Nurse Education Loan, including the unpaid principal amount plus accrued and unpaid interest, as applicable.

25.       The following Section 14.22 is hereby added:

            14.22   Biomedical Software Licenses.  The Sellers shall reimburse Purchasers within thirty (30) days of notice from Purchasers the cost of the software licenses listed on Schedule 14.22 to operate certain biomedical equipment set forth on Schedule 14.22 so that such equipment can continue to be operated as it was operated immediately prior to Closing by the Sellers.  Sellers represent and warrant that all biomedical equipment, including any imaging equipment, will operate as intended immediately on and after the Effective Date and, except for the licenses or applications described on Schedule 14.22, will include all necessary licenses and applications to own and operate the equipment.

26.       Novation.  Upon execution of this Amendment by all Parties, VHS 4, Midwest and MacNeal shall become “Purchasers” under the Purchase Agreement and this Amendment and have all rights and obligations of a Purchaser under the Purchase Agreement and this Amendment.  This Amendment shall be a novation as to VHS 4, Midwest and MacNeal, and VHS Westlake and VHS West Sub shall remain “Purchasers” under the Purchase Agreement.

27.       Remaining Provisions of the Agreement.  The remaining provisions of the Purchase Agreement which are not amended hereby shall remain in full force and effect and shall not be affected by this First Amendment.

28.       Entire Agreement.  This First Amendment and the Purchase Agreement shall be read together as a single agreement, and together constitute the entire agreement between the Parties with respect to the subject matter hereof.

29.       Counterparts; Facsimile Signatures.  This First Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  Facsimile signatures shall be treated as if they are original signatures.

*                      *                      *

[signature page to follow]

            IN WITNESS WHEREOF, the Parties have executed this First Amendment to be effective as of the date first above written.

                                                                        SELLERS:

                                                                        West Suburban Medical Center

                                                                        Signature:/s/ Sandra Bruce
                                                                        Printed Name: Sandra Bruce
                                                                        Title:President

                                                                        Westlake Community Hospital

                                                                        Signature:/s/ Sandra Bruce
                                                                        Printed Name: Sandra Bruce
                                                                        Title:President

                                                                        Resurrection Services

                                                                        Signature:/s/ Sandra Bruce
                                                                        Printed Name: Sandra Bruce
                                                                        Title:President

                                                                        Resurrection Ambulatory Services

                                                                        Signature:/s/ Sandra Bruce
                                                                        Printed Name: Sandra Bruce
                                                                        Title:President

                                                                        PURCHASERS:

                                                                        VHS West Suburban Medical Center, Inc.

                                                                        Signature:/s/ John M. Geer
                                                                        Printed Name: John M. Geer
                                                                        Title:Vice President

                                                                        VHS Westlake Hospital, Inc.

                                                                        Signature:/s/ John M. Geer
                                                                        Printed Name: John M. Geer
                                                                        Title:Vice President

                                                                        VHS Acquisition Subsidiary Number 4, Inc.

                                                                        Signature:/s/ John M. Geer
                                                                        Printed Name: John M. Geer
                                                                        Title:Vice President

                                                                        Midwest Pharmacies, Inc.

                                                                        Signature:/s/ John M. Geer
                                                                        Printed Name: John M. Geer
                                                                        Title:Vice President

                                                                        MacNeal Physicians Group, LLC

                                                                        Signature:/s/ John M. Geer
                                                                        Printed Name: John M. Geer
                                                                        Title:Vice President